________________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 20, 2004
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


           MASSACHUSETTS                        04-2762050
  (State or Other Jurisdiction of     (I.R.S. Employer Identification
  Incorporation or Organization)                   No.)


           526 Boston Post Road, Wayland, MA                 01778
            (Address of Principal Executive               (Zip Code)
                       Offices)

                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)

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Item 5.  Other Events.

On August 20, 2004, National Dentex Corporation (the "Company") announced that the Company's Board of Directors had voted on August 18, 2004 to expand the size of the Company's Board of Directors from five to six and that Mr. Thomas E. Callahan has been appointed to fill the resulting vacancy, effective as of August 18 2004.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1     Press release dated August 20, 2004.


The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NATIONAL DENTEX CORPORATION
                          Registrant




August 20, 2004
                                   /s/  Richard F. Becker, Jr.
                          By:...................................................
                          Richard F. Becker, Jr.
                          Vice President, Treasurer and Chief Financial Officer

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